Index supplement to the prospectus dated April 13, 2023, the prospectus supplement dated April 13, 2023, the product supplement no. 3 - I dated April 13, 2023 and the underlying supplement no. 23 - I dated August 28, 2023. The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Registration Statement Nos. 333 - 270004 and 333 - 270004 - 01 D ate d F ebrua r y 12 , 2024 Rul e 424(b)(3) Hypothetical and Actual Historical Monthly and Annual Returns Backtested A c tual Year Dec Nov Oct Sep Aug Jul Jun May Apr Mar Feb Jan - 7.70% - 0.31% - 1.52% - 0.29% - 1.11% - 1.18% 0.57% - 1.80% 0.42% - 1.08% - 1.57% - 0.09% 1994 14.10% 0.63% 2.25% - 0.09% 1.29% - 0.31% 0.22% 0.57% 2.51% 1.53% 3.01% 2.08% - 0.34% 1995 4.73% - 1.42% 2.25% 1.82% 3.19% 1.81% - 2.13% - 1.46% 1.10% 0.96% 1.69% - 1.94% - 1.05% 1996 6.08% 0.13% - 1.00% - 0.15% 2.32% - 1.20% 4.08% 0.87% - 0.56% 0.64% - 0.23% 0.39% 0.75% 1997 6.06% - 2.09% 1.44% - 0.40% 2.32% - 0.45% 0.88% 0.75% - 0.28% 0.57% 1.45% 1.03% 0.75% 1998 - 0.40% 1.35% 0.38% - 0.32% 1.99% 0.43% - 0.47% - 1.19% - 1.79% 0.88% - 0.76% - 1.69% 0.86% 1999 4.43% - 1.04% 0.65% - 0.08% 0.00% 1.50% - 0.22% 1.37% 0.93% - 0.74% 0.40% 1.89% - 0.27% 2000 0.81% - 0.14% - 0.84% 0.74% - 0.84% 0.74% - 0.92% 0.58% - 0.05% 0.67% - 0.51% 0.18% 1.23% 2001 3.75% 2.34% - 0.68% - 1.06% 0.92% 1.46% - 1.02% - 0.39% - 0.21% 1.37% 0.70% 0.72% - 0.40% 2002 3.33% 1.98% 1.06% 0.77% 0.40% 0.09% - 2.28% - 1.25% 3.14% 0.44% - 2.02% 0.43% 0.65% 2003 4.62% 0.11% 0.62% 1.49% 1.09% 1.23% - 0.04% - 0.34% - 0.05% - 1.70% 0.57% 1.22% 0.37% 2004 13.24% 2.45% 2.89% - 0.68% 1.54% 0.94% 1.03% 1.37% 0.53% - 0.43% 2.13% 0.24% 0.56% 2005 - 2.80% 0.01% - 0.12% 0.84% - 0.49% 0.67% 0.72% - 1.29% - 2.61% - 0.39% 0.12% - 1.34% 1.12% 2006 5.13% 0.96% 1.76% 1.97% 0.27% - 0.09% - 0.99% - 0.29% 0.00% 2.03% - 0.14% - 0.74% 0.34% 2007 1.03% 3.26% 2.92% - 5.12% - 2.46% 0.57% 0.66% - 0.24% 1.76% - 0.46% 0.23% 1.20% - 0.98% 2008 - 0.58% - 2.22% 2.43% - 0.86% 0.73% 0.63% 1.27% 0.21% - 0.62% - 0.73% 0.40% - 0.65% - 1.08% 2009 4.74% - 0.17% - 0.82% 0.90% 0.68% 2.44% - 0.49% 0.31% - 0.75% 1.32% 1.36% 0.26% - 0.35% 2010 6.51% 1.24% - 0.04% 1.05% - 1.64% 2.73% 2.07% - 0.79% - 0.05% 2.52% - 0.83% 0.76% - 0.58% 2011 4.29% 0.85% 1.13% - 0.32% 0.20% 0.20% 0.34% - 0.89% 0.57% 0.89% 0.14% 0.25% 0.88% 2012 9.27% 0.11% 1.10% 1.08% 2.23% - 1.60% 1.03% - 1.91% - 0.78% 2.41% 2.33% 2.19% 0.81% 2013 12.87% 2.07% 2.99% 1.12% 1.01% 2.44% - 0.26% 0.05% 1.75% 0.58% 0.08% 0.61% - 0.22% 2014 0.73% - 0.32% 0.40% 1.44% 0.34% - 2.78% 1.19% - 1.03% 0.51% - 1.28% 0.89% - 0.38% 1.85% 2015 0.45% 0.27% - 0.69% - 1.95% 0.09% - 1.50% 0.35% 2.67% - 0.87% - 0.47% 0.17% 2.47% 0.03% 2016 7.02% 1.13% 1.23% 2.41% 0.86% 0.02% 0.19% - 0.79% 0.40% 0.80% - 0.62% 1.84% - 0.62% 2017 0.67% 1.48% - 1.26% - 2.59% 0.24% 1.34% - 0.89% 0.70% 1.48% 1.07% - 0.41% - 3.47% 3.18% 2018 7.65% 0.13% - 0.39% 1.04% - 1.20% 3.06% 0.57% 2.53% 0.50% 0.82% 0.53% - 0.29% 0.14% 2019 3.50% 0.67% 0.81% - 1.62% - 0.70% 0.43% 1.25% 0.20% 0.67% 1.45% 1.62% - 2.67% 1.43% 2020 - 0.01% 1.78% - 1.62% 0.57% - 0.98% 0.25% 0.70% 0.43% 0.32% - 0.35% - 0.10% - 0.77% - 0.20% 2021 - 8.29% - 1.38% 2.34% - 0.02% - 3.07% - 2.30% 1.20% - 2.01% - 0.31% - 1.16% 0.69% - 0.01% - 2.45% 2022 4.80% 0.00% 2.64% - 0.96% - 1.07% - 0.06% - 0.49% 0.81% 0.12% 1.08% 2.77% - 1.45% 1.40% 2023 0.76% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.76% 2024 Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . Historical performance measures for the J . P . Morgan Multi - Asset Index (the “Index”) represent hypothetical backtested performance using the performance of each Constituent from February 22 , 1994 through November 17 , 2022 , and actual performance of the Index from November 18 , 2022 through January 31 , 2024 . Please see “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance . Except as noted above and in the sections entitled “Use of hypothetical backtested returns” at the end of this document, the hypothetical monthly and annual returns set forth above were determined using the methodology currently used to calculate the Index . PAST PERFORMANCE AND BACKTESTED PERFORMANCE ARE NOT INDICATIVE OF FUTURE RESULTS . Investing in the notes linked to the Index involves a number of risks. See “Selected Risks” at the end of this presentation, “Risk Factors” in the prospectus supplement and the relevant product supplement and underlying supplement and “Selected Risk Considerations” in the relevant pricing supplement. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the notes or passed upon the accuracy or the adequacy of this document or the accompanying product supplement, underlying supplement, prospectus supplement or prospectus. Any representation to the contrary is a criminal offense. The notes are not bank deposits, are not insured by the Federal Deposit Insurance Corporation or any other governmental agency and are not obligations of, or guaranteed by, a bank. Hypothetical and Actual Historical Monthly Weights Backtested Actual Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% — 40% - 20% 15% - 10% 10% — - 5% 25% Ja n 24 FEB R UA R Y 2024 J . P . Mo r g an Multi - Asset Ind e x

FEB R UA R Y 2024 | J . P . Mo rg an Multi - Asset Ind e x The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% — 40% - 10% 40% - 5% 15% — - 10% 25% De c 23 15% — 40% - 5% 40% - 10% 10% 10% - 10% 10% N o v 23 — 5% 40% 5% 40% - 10% 15% 10% - 10% 5% Oc t 23 — — 40% 5% 40% - 10% 15% 10% - 10% 10% S e p 23 — — 40% 5% 40% - 10% 15% 5% - 10% 15% A u g 23 — — 40% 5% 40% - 10% 15% 10% - 10% 10% Ju l 23 10% - 5% 40% - 5% 40% - 10% 20% 10% - 10% 10% Ju n 23 5% - 5% 40% - 10% 40% — 15% 15% - 10% 10% M a y 23 10% - 5% 40% - 10% 35% 5% 10% 15% - 10% 10% Ap r 23 5% — 40% — 40% — 10% 5% - 5% 5% Ma r 23 20% — 40% - 10% 40% - 5% 10% 10% — - 5% F e b 23 5% 5% 40% - 10% 40% 10% 10% 10% - 10% — Ja n 23 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) — 5% 40% — 40% — 10% 15% - 10% — De c 22 10% — 40% - 5% 40% 5% 10% 10% - 10% — N o v 22 5% — 40% 5% 40% - 5% 15% — - 10% 10% Oc t 22 — 10% 40% 10% 40% - 10% 10% — — — S e p 22 5% — 40% 10% 40% - 10% 10% 5% - 10% 10% A u g 22 5% 5% 40% 10% 40% - 10% 5% 10% - 10% 5% Ju l 22 — 5% 40% 10% 40% - 10% 5% 10% - 5% 5% Ju n 22 20% — 40% - 10% 40% - 5% 5% 10% - 10% 10% M a y 22 10% 5% 40% - 10% 40% - 5% — 10% - 10% 20% Ap r 22 15% 5% 40% - 10% 40% — — - 5% - 10% 25% Ma r 22 5% 10% 40% 40% 5% - 10% 5% - 5% - 10% 20% Feb - 22 — — 40% 10% - 10% 30% — 5% - 10% 35% Jan - 22 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) — — 40% 10% - 10% 30% — 5% - 10% 35% De c 21 (12/24 – 12/27) — 10% 40% 35% — - 10% 10% 5% - 5% 15% De c 21 (11/23 – 12/23) — 10% 40% 10% 30% - 10% 10% — - 5% 15% N o v 21 - 5% 5% 40% 5% 40% - 10% 15% - 10% — 20% Oc t 21 - 5% 5% 40% 40% - 10% 5% 5% — — 20% S e p 21 - 5% 5% 40% 40% - 10% 5% 5% — - 5% 25% A u g 21 - 5% 5% 40% 40% 5% - 10% 10% — 5% 10% Ju l 21 5% 5% 40% 10% 25% - 10% 10% 5% - 5% 15% Ju n 21 — 5% 40% 5% 40% - 10% 10% — 5% 5% M a y 21 — 5% 40% 40% 10% - 10% 10% 5% 5% - 5% Ap r 21 5% — 30% - 10% 40% 20% 10% - 5% 5% 5% Ma r 21 5% — 25% - 10% 35% 30% 10% - 5% 5% 5% F e b 21 5% — 25% - 10% 40% 25% 10% - 5% 5% 5% Ja n 21

FEB R UA R Y 2024 | J . P . Mo rg an Multi - Asset Ind e x The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% — 15% - 10% 35% 40% 10% - 5% — 10% De c 20 5% — — 5% 40% 35% 10% - 5% - 5% 15% N o v 20 5% — 5% - 5% 40% 40% 10% — - 10% 15% Oc t 20 5% — 10% - 5% 40% 35% 5% — - 10% 20% S e p 20 10% — 25% - 10% 40% 25% — 5% - 10% 15% A u g 20 5% — 10% - 5% 40% 35% 5% 5% - 10% 15% Ju l 20 10% — 5% - 5% 40% 40% 5% — - 10% 15% Ju n 20 10% — - 5% 5% 40% 40% 5% - 5% - 10% 20% M a y 20 10% — - 10% 10% 40% 40% 10% - 10% - 10% 20% Ap r 20 10% — - 10% 40% 35% 15% 10% — - 10% 10% Ma r 20 (3/13 – 3/25) 10% - 5% 5% 25% 10% 40% — 5% - 10% 20% Ma r 20 (3/3 – 3/13) 20% - 5% 10% 5% — 35% 5% 10% - 10% 30% Ma r 20 (2/24 – 3/2) 15% — - 10% 10% 10% 35% 10% 5% - 10% 35% F e b 20 10% — - 10% 10% 30% 20% 10% 5% - 10% 35% Ja n 20 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 10% — - 5% 15% 5% 40% 5% 20% - 10% 20% De c 19 20% - 5% 25% 10% - 10% 25% 10% 15% - 5% 15% N o v 19 20% — 15% 40% - 10% 5% 10% 15% - 10% 15% Oc t 19 15% — 5% 40% - 10% 40% 5% - 5% - 10% 20% S e p 19 20% - 5% 25% 40% - 5% 10% — — - 10% 25% A u g 19 5% - 5% - 10% 40% 10% 40% - 5% 5% - 10% 30% Ju l 19 10% - 5% - 10% 40% 15% 35% - 10% 10% - 10% 25% Ju n 19 - 10% 5% - 10% 40% 10% 40% — 10% - 10% 25% M a y 19 - 10% — - 10% 40% 10% 40% 5% 5% - 10% 30% Ap r 19 15% — 15% 40% - 10% 30% — - 5% 25% - 10% Ma r 19 15% - 5% 30% 40% - 10% 20% - 5% — 10% 5% F e b 19 20% - 10% 40% 30% 20% - 10% 5% 5% - 10% 10% Ja n 19 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 20% - 10% 40% 35% 15% - 10% 5% — - 10% 15% De c 18 15% 10% 40% 40% - 5% - 10% 10% - 5% - 10% 15% N o v 18 - 10% 10% 40% 40% 10% - 10% 15% - 10% - 5% 20% Oc t 18 - 15% 10% 25% 40% 25% - 10% 10% — 20% - 5% S e p 18 - 15% 5% 40% 40% 10% - 10% 10% — — 20% A u g 18 - 10% 15% 35% 30% 25% - 10% 10% - 5% 20% - 10% Ju l 18 - 10% 15% 40% 40% 10% - 10% 10% — 10% - 5% Ju n 18 - 5% 15% 40% 25% 25% - 10% 10% — 5% - 5% M a y 18 5% 10% 40% 40% 5% - 10% 15% - 10% 15% - 10% Ap r 18 15% — 40% 5% 40% - 10% 10% - 10% - 10% 20% Ma r 18 20% 10% 40% - 10% 30% - 10% 20% 5% - 10% 5% F e b 18 (2/6 – 2/22)

FEB R UA R Y 2024 | J . P . Mo rg an Multi - Asset Ind e x The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 15% 10% 40% 5% - 10% - 10% 10% 5% - 5% 40% F e b 18 (1/25 – 2/5) 15% 5% 35% — - 10% - 5% 20% — — 40% Ja n 17 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) — 10% 35% 10% — - 5% 10% — — 40% De c 17 10% — 20% 30% - 10% - 10% 20% 10% - 5% 35% N o v 17 10% 5% 40% 10% - 10% - 10% 20% 5% - 10% 40% Oc t 17 5% — 30% 30% - 10% - 10% 20% 5% - 10% 40% S e p 17 — — 20% - 5% 40% - 10% 15% — — 40% A u g 17 — - 5% 15% 30% 20% - 10% 15% 10% - 5% 30% Ju l 17 10% - 5% 15% 15% 30% - 10% 10% 15% - 10% 30% Ju n 17 15% - 5% 15% 40% — — 5% 5% 10% 15% M a y 17 15% - 5% 35% 5% 15% - 10% 5% 10% - 10% 40% Ap r 17 5% — 5% 30% 30% - 10% 5% — — 35% Ma r 17 10% — 35% 25% 10% - 10% 5% — 10% 15% F e b 17 - 5% — 30% 40% 20% - 10% 5% — 10% 10% Ja n 17 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% — 40% 30% 20% - 10% 5% - 5% 25% - 10% De c 16 — 5% 20% 40% - 5% 25% — 5% 5% 5% N o v 16 15% - 5% 40% 40% — - 10% — 5% — 15% Oc t 16 10% — 15% 40% - 5% 25% - 5% 5% — 15% S e p 16 15% - 5% 40% 30% - 10% 10% — 5% - 5% 20% A u g 16 10% — 30% 40% - 10% 20% - 5% — - 10% 25% Ju l 16 10% — 40% 40% - 10% 10% - 5% — - 10% 25% Ju n 16 15% - 5% 40% 5% 35% - 10% — — - 5% 25% M a y 16 10% - 5% 40% 30% 15% - 5% - 5% 5% - 10% 25% Ap r 16 10% — 30% 25% - 10% 35% - 5% 5% - 10% 20% Ma r 16 10% - 5% 40% 40% 10% - 10% — — - 10% 25% F e b 16 — - 5% 40% 5% 40% - 5% 10% 5% - 10% 20% Ja n 16 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% - 5% 40% 35% 15% - 10% 5% 10% — 5% De c 15 10% - 5% 35% 40% 10% - 5% 5% 10% - 10% 10% N o v 15 5% - 5% 35% 35% - 10% 20% — 5% 20% - 5% Oc t 15 10% - 5% 40% 25% 25% - 10% 15% - 5% 5% — S e p 15 - 5% - 5% 40% 5% 40% - 5% 15% 5% — 10% A u g 15 - 10% — 40% — 40% — 20% — 10% — Ju l 15 - 5% — 25% - 5% 35% 15% 20% 5% — 10% Ju n 15 - 5% — 20% 40% - 10% 25% 20% 5% 10% - 5% M a y 15 - 5% - 5% 20% 40% - 5% 25% 15% 5% 5% 5% Ap r 15 - 5% - 5% 15% 40% - 10% 35% 10% — - 5% 25% Ma r 15

FEB R UA R Y 2024 | J . P . Mo rg an Multi - Asset Ind e x The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% - 10% 35% 40% - 10% 15% — — - 10% 35% F e b 15 10% - 10% 40% 40% - 10% 10% — — — 20% Ja n 15 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) — - 10% 40% 40% - 10% 10% 10% — - 5% 25% De c 14 5% - 5% 15% 40% - 10% 35% — — - 10% 30% N o v 14 - 5% - 15% 35% 40% - 10% 10% 10% 5% - 10% 40% Oc t 14 - 10% - 5% 20% 40% - 10% 30% 10% - 10% - 5% 40% S e p 14 - 10% - 5% 15% 40% - 10% 30% 5% 5% - 10% 40% A u g 14 — 15% 35% 35% - 10% - 10% 5% 10% - 10% 30% Ju l 14 - 10% 5% 40% 40% - 10% 5% — 5% - 10% 35% Ju n 14 - 5% 5% 40% 40% 5% - 10% - 5% 10% - 10% 30% M a y 14 - 5% - 5% 40% 40% - 10% 10% — - 5% — 35% Ap r 14 - 5% - 5% 40% 40% - 10% 10% — 15% 5% 10% Ma r 14 - 10% — 40% 40% 10% - 10% 5% 5% 5% 15% F e b 14 - 10% — 40% 20% 30% - 10% 5% 5% 15% 5% Ja n 14 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) - 10% — 40% 20% 30% - 10% 10% — — 20% De c 13 - 5% — 40% 30% - 10% 15% 5% 15% 15% - 5% N o v 13 - 5% 5% 40% 20% 25% - 10% 10% 10% 10% - 5% Oc t 13 - 5% 5% 40% 10% 40% - 10% 5% 5% 20% - 10% S e p 13 - 5% - 5% 40% 15% 35% - 10% 5% 5% 15% 5% A u g 13 — - 5% 40% 20% 30% - 10% 5% — - 5% 25% Ju l 13 - 5% - 5% 5% 20% — 40% 5% 10% - 10% 40% Ju n 13 - 10% 5% 5% 40% - 10% 35% 10% — - 10% 35% M a y 13 - 5% - 10% 40% 30% - 10% 20% 15% 5% 20% - 5% Ap r 13 - 15% — 40% 30% - 10% 20% 15% — 10% 10% Ma r 13 - 10% — 20% 30% - 10% 30% 15% 5% 10% 10% F e b 13 - 10% — 25% 40% - 10% 20% 15% 15% 10% - 5% Ja n 13 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) - 5% — — 40% - 10% 40% 5% 15% - 10% 25% De c 12 - 10% — 15% 35% - 10% 35% 5% 15% - 10% 25% N o v 12 — - 5% 15% 30% - 10% 40% — 15% - 5% 20% Oc t 12 - 5% — 10% 35% - 10% 40% — 10% - 10% 30% S e p 12 5% — 5% 40% - 5% 40% - 5% 5% - 10% 25% A u g 12 5% - 10% 35% 15% - 10% 40% 5% - 5% - 10% 35% Ju l 12 — — 10% 40% - 10% 40% — — - 10% 30% Ju n 12 — 5% — 40% — 40% — — - 10% 25% M a y 12 — 5% — 40% - 10% 40% 5% 5% - 10% 25% Ap r 12 5% 5% — 35% - 5% 40% — 5% - 10% 25% Ma r 12

FEB R UA R Y 2024 | J . P . Mo rg an Multi - Asset Ind e x The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% 5% - 5% 25% 20% 40% - 5% — - 10% 25% F e b 12 - 5% 10% — 20% 20% 40% — — - 10% 25% Ja n 12 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) — 10% 20% 15% 5% 40% - 5% — - 10% 25% De c 11 — 10% 5% 40% 15% 20% — — - 10% 20% N o v 11 — 10% 20% 25% 5% 30% — - 5% - 10% 25% Oc t 11 10% 5% - 5% 35% 40% 5% - 5% 5% - 10% 20% S e p 11 20% — 40% 20% 5% 5% 5% - 10% - 10% 25% A u g 11 (8/10 – 8/25) 15% — - 5% 20% 40% 5% — - 5% - 10% 40% A u g 11 (7/25 – 8/9) 10% — - 5% 15% 40% 25% - 5% 5% — 15% Ju l 11 15% — 20% - 5% 35% 20% - 5% 5% - 10% 25% Ju n 11 15% 5% 20% 20% 40% - 10% - 5% 10% - 5% 10% M a y 11 10% 5% 30% - 10% 35% 20% - 5% — - 5% 20% Ap r 11 10% 5% 15% 30% 25% - 10% 5% 10% - 5% 15% Ma r 11 5% — 5% 25% 40% - 5% — 15% - 10% 25% F e b 11 5% — 15% 30% 40% - 10% — 15% 15% - 10% Ja n 11 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) — - 10% 25% 15% 40% — 5% 15% 20% - 10% De c 10 10% - 10% - 5% 35% 40% 10% - 5% 15% 10% — N o v 10 10% — - 10% 40% 35% 10% - 5% 5% - 5% 20% Oc t 10 15% - 5% — 40% 40% — - 5% 10% - 5% 10% S e p 10 10% - 5% - 5% 40% 35% 10% - 5% 15% 5% — A u g 10 15% - 5% 10% 40% 10% 15% — 15% 5% - 5% Ju l 10 10% - 5% 25% 40% - 10% 25% — 5% 20% - 10% Ju n 10 5% 5% 30% 40% 10% - 5% 5% — 15% - 5% M a y 10 - 5% — 25% 40% 25% - 10% 5% 5% 10% 5% Ap r 10 — — 40% 15% 35% - 10% 5% 5% 10% — Ma r 10 5% - 5% 20% 40% 25% - 10% 10% 10% — 5% F e b 10 5% — 40% 20% 25% - 10% 5% 5% — 10% Ja n 10 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 10% — 35% 5% 40% — — — - 10% 20% De c 09 10% — 40% 10% 40% - 10% 5% — — 5% N o v 09 10% - 5% 40% 10% 40% - 10% 5% 5% — 5% Oc t 09 10% — 35% 25% 30% - 10% 5% 5% 5% - 5% S e p 09 10% — 35% 25% 30% - 10% 5% — 5% — A u g 09 10% — 40% 25% 25% - 10% 5% 5% 5% - 5% Ju l 09 10% — 40% 10% 40% - 10% 5% — — 5% Ju n 09 10% - 5% 20% 30% 40% - 10% 5% 5% 10% - 5% M a y 09

FEB R UA R Y 2024 | J . P . Mo rg an Multi - Asset Ind e x The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 10% — 20% 15% 40% 5% 5% — - 5% 10% Ap r 09 10% — 35% 30% 25% - 10% 5% — 5% — Ma r 09 10% — 20% 10% 40% 10% 5% — 5% — F e b 09 10% — 40% 10% 40% - 10% 5% — 5% — Ja n 09 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 10% — 15% 35% 30% — — 10% 5% - 5% De c 08 10% — 25% 25% 40% - 10% — 5% 5% — N o v 08 5% 5% 10% 40% 40% - 10% — 5% 10% - 5% Oc t 08 (10/13 – 10/27) 5% 5% 35% 40% 15% - 10% 5% 5% - 10% 10% Oc t 08 (10/10 – 10/13) — 5% 30% - 5% 40% 15% 5% — 20% - 10% Oc t 08 (9/24 – 10/9) — 5% 30% 5% 20% 25% — 5% 15% - 5% S e p 08 — 5% 35% 5% 40% — 5% 5% 15% - 10% A u g 08 — 5% 15% 20% 40% 5% - 5% 10% 15% - 5% Ju l 08 - 5% 10% 15% 5% 40% 15% 5% 5% 10% — Ju n 08 - 5% 15% 40% - 10% 40% 10% 5% - 5% 5% 5% M a y 08 — 10% 40% — 10% 30% 5% - 5% 5% 5% Ap r 08 5% 10% 40% - 10% 40% 5% — — - 10% 20% Ma r 08 15% — 35% - 5% 40% 5% — — - 10% 20% F e b 08 5% 5% 40% - 5% 40% — - 5% 20% - 10% 10% Ja n 08 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% 5% 10% - 10% 40% 40% - 5% 15% - 10% 10% De c 07 15% 5% 20% - 10% 40% 20% - 5% 15% — — N o v 07 15% 5% 10% - 10% 40% 30% - 5% 10% - 10% 15% Oc t 07 5% - 10% 40% - 10% 10% 40% 5% 15% — 5% S e p 07 - 5% — 35% 10% — 15% 15% 20% - 10% 20% A u g 07 - 10% 5% 40% - 10% 40% - 5% 15% 15% - 10% 20% Ju l 07 - 5% — 40% - 10% 20% 20% — 25% - 10% 20% Ju n 07 5% — 35% - 10% 15% 35% - 10% 20% - 10% 20% M a y 07 5% - 5% 40% - 10% 5% 40% — 20% - 10% 15% Ap r 07 5% - 5% 40% - 10% 35% - 10% 15% 5% - 10% 35% Ma r 07 10% - 10% 40% - 10% 40% - 5% 10% 5% - 10% 30% F e b 07 — — 40% - 10% 35% - 10% 5% 15% - 10% 35% Ja n 07 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% - 5% 40% - 10% 20% 30% - 5% 15% 5% 5% De c 06 — - 5% 40% - 10% 40% - 10% 10% 10% - 10% 35% N o v 06 5% - 10% 40% - 10% 20% 20% 5% 10% - 10% 30% Oc t 06 — 5% 40% - 5% 35% - 5% 15% — - 10% 25% S e p 06

FEB R UA R Y 2024 | J . P . Mo rg an Multi - Asset Ind e x The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% 10% 25% 15% 40% - 10% 5% - 5% - 10% 25% A u g 06 — 10% 40% — 40% - 10% 5% 5% - 10% 20% Ju l 06 10% — 40% 35% 10% - 10% 20% 5% — - 10% Ju n 06 5% — 40% - 5% 40% - 10% 10% 20% 10% - 10% M a y 06 — — 30% 10% 35% - 10% 10% 20% 15% - 10% Ap r 06 — — 40% 40% - 10% — 5% 30% 5% - 10% Ma r 06 5% 10% 40% — 25% - 5% 5% 15% 15% - 10% F e b 06 5% — 40% 40% - 10% - 10% 20% 20% - 5% — Ja n 06 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% — 40% 35% - 10% - 10% 25% 10% - 5% 10% De c 05 10% - 5% 40% 40% - 10% - 10% 25% 5% 5% — N o v 05 10% 5% 35% 35% - 10% - 10% 25% 15% 5% - 10% Oc t 05 5% 10% 40% 35% - 10% - 5% 10% 20% 5% - 10% S e p 05 — 10% 40% 30% - 10% 5% 5% 20% 10% - 10% A u g 05 10% 10% 40% 35% - 10% — — 20% 5% - 10% Ju l 05 - 10% 10% 25% 40% - 10% 25% - 5% 15% - 10% 20% Ju n 05 5% 10% 40% 40% - 10% 5% - 5% — - 10% 25% M a y 05 — 10% 40% 40% - 10% - 10% 10% 15% - 10% 15% Ap r 05 - 5% 10% 40% 40% - 10% - 5% 10% 5% - 5% 20% Ma r 05 - 10% 10% 40% 40% - 10% 5% 10% — - 10% 25% F e b 05 - 5% 5% 35% 40% — - 10% 10% — 5% 20% Ja n 05 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) — 10% 40% 40% - 10% - 5% — 5% - 5% 25% De c 04 — 10% 35% 40% - 5% 10% — 10% 5% - 5% N o v 04 — 10% 20% 25% 25% 5% — 10% - 5% 10% Oc t 04 — 10% 25% 15% 35% - 10% 5% — - 10% 30% S e p 04 - 5% 10% 25% 35% 25% - 5% 5% 5% — 5% A u g 04 — 5% 25% 20% 25% - 10% 5% 5% - 10% 35% Ju l 04 - 5% 10% 35% 30% 25% - 10% 5% 5% - 5% 10% Ju n 04 — 5% 40% 15% 20% - 10% 15% — — 15% M a y 04 5% 5% 40% 5% 35% - 5% 10% — 15% - 10% Ap r 04 — 5% 30% 15% 30% - 10% 10% 5% 5% 10% Ma r 04 5% 5% 15% 20% 40% - 5% — 5% 20% - 5% F e b 04 15% 5% 15% 20% 35% - 10% — 5% 10% 5% Ja n 04 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 10% 5% 15% 20% 40% - 5% - 5% 5% 15% — De c 03 10% 5% 20% 5% 40% — — 5% 10% 5% N o v 03 10% 5% 25% 10% 40% - 10% 5% — 15% — Oc t 03 10% 10% 25% 10% 40% - 10% 5% 5% 10% - 5% S e p 03

FEB R UA R Y 2024 | J . P . Mo rg an Multi - Asset Ind e x The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 10% 5% 40% — 40% - 10% 5% — 5% 5% A u g 03 — 5% - 10% 15% 30% 40% 5% 5% 5% 5% Ju l 03 10% — 20% 15% 5% 40% - 5% — 10% 5% Ju n 03 5% 5% 15% - 5% 30% 40% - 5% — — 15% M a y 03 10% — 30% - 10% 25% 35% — - 5% — 15% Ap r 03 — 15% 20% 15% 40% — 5% — — 5% Ma r 03 15% 10% 25% 10% 25% 5% 5% — — 5% F e b 03 10% 10% 20% - 10% 40% 20% — — 5% 5% Ja n 03 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 10% 5% 35% - 10% 35% 15% — - 5% 10% 5% De c 02 5% 5% 40% - 10% 10% 40% — — - 5% 15% N o v 02 5% 5% 15% 5% 40% 20% 5% — 5% — Oc t 02 5% 5% 35% - 10% 30% 25% — — — 10% S e p 02 10% — 30% - 10% 35% 25% 5% — 5% — A u g 02 15% — 35% - 10% 40% 10% — — 15% - 5% Ju l 02 15% — 40% - 10% 40% 5% 5% — 15% - 10% Ju n 02 5% 5% 40% — 40% — — — 20% - 10% M a y 02 15% 5% 40% - 5% 40% - 5% — 5% 10% - 5% Ap r 02 10% — 40% - 10% 40% 10% — — 15% - 5% Ma r 02 10% — 40% — 40% — — — 20% - 10% F e b 02 10% — 40% 5% 40% - 5% — — 20% - 10% Ja n 02 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 10% — 40% 35% 15% - 10% — — 10% — De c 01 10% — 35% 15% 15% 15% — — 10% — N o v 01 5% 5% 40% 10% 40% - 10% — 5% - 10% 15% Oc t 01 5% 5% 30% - 5% 25% 30% — — 20% - 10% S e p 01 5% 5% 35% - 10% 25% 30% — — 20% - 10% A u g 01 — 10% 40% - 5% 40% 5% 5% — 15% - 10% Ju l 01 5% 5% 40% - 5% 35% 10% — 5% 15% - 10% Ju n 01 — 10% 35% 15% 40% - 10% 5% 5% — — M a y 01 — 10% 35% 5% — 40% — 5% 5% — Ap r 01 — 10% 40% 10% - 10% 40% — 5% 5% — Ma r 01 — 10% 40% 10% - 10% 40% — 5% 5% — F e b 01 5% 5% 30% - 10% 20% 40% — 10% 5% - 5% Ja n 01 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) — 10% 40% — 15% 25% — 10% — — De c 00 — 10% 40% - 10% 10% 40% — 5% — 5% N o v 00 — 10% 30% — 40% 10% 5% 5% 5% - 5% Oc t 00 — 10% 35% - 10% 40% 15% — 5% — 5% S e p 00

FEB R UA R Y 2024 | J . P . Mo rg an Multi - Asset Ind e x The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) — 10% 40% - 5% 35% 10% 5% 5% — — A u g 00 — 10% 40% - 5% 40% 5% 5% 5% — — Ju l 00 — 10% 35% — 40% 5% 5% — - 5% 10% Ju n 00 — 10% 35% 10% 40% - 5% 5% 5% — — M a y 00 — 10% 40% 10% 30% — 5% — — 5% Ap r 00 — 5% 40% — 40% — 5% 5% 5% — Ma r 00 5% 5% 40% 10% 40% - 10% 5% 5% 5% - 5% F e b 00 5% 5% 25% 10% 40% — 10% 5% 5% - 5% Ja n 00 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% 5% 25% 20% 40% - 10% 10% — 5% — De c 99 5% 5% 30% 15% 40% - 5% 10% — - 5% 5% N o v 99 10% 5% 35% 10% 40% - 10% 5% — - 5% 10% Oc t 99 5% 5% 30% 10% 40% — 5% — — 5% S e p 99 5% 5% 30% 20% 40% - 10% 5% — - 5% 10% A u g 99 5% — 25% 25% 40% - 10% 10% — — 5% Ju l 99 5% 5% 35% 40% 15% - 10% 5% — — 5% Ju n 99 10% 5% 20% 25% 40% - 10% 5% — - 5% 10% M a y 99 10% — 20% 5% 40% 15% 5% — - 5% 10% Ap r 99 15% - 5% 20% 40% 10% 10% — 5% - 10% 15% Ma r 99 10% - 5% 15% 40% 35% - 10% — 5% - 5% 15% F e b 99 10% — 15% 35% 40% - 10% — — - 5% 15% Ja n 99 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 10% — 40% 25% 25% - 10% 5% — - 10% 15% De c 98 15% - 5% 40% 35% 15% - 10% — — - 10% 20% N o v 98 10% — 25% 30% - 5% 30% 5% — - 10% 15% Oc t 98 10% - 5% 25% 40% - 10% 25% — 5% - 10% 20% S e p 98 5% — 35% 35% 20% - 10% — 10% - 10% 15% A u g 98 10% — 40% 40% - 10% 10% — 10% - 10% 10% Ju l 98 5% — 40% 35% 15% - 10% — 10% - 5% 10% Ju n 98 10% - 5% 30% 30% 30% - 10% - 5% 5% 15% — M a y 98 10% - 5% 40% 40% - 5% 5% — 5% 5% 5% Ap r 98 5% — 40% 35% 15% - 10% — 10% 5% — Ma r 98 10% - 5% 20% 40% 30% - 10% 5% 5% - 5% 10% F e b 98 5% 5% 40% 40% 5% - 5% — 10% - 5% 5% Ja n 98 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% 5% 40% 30% 5% 5% - 5% — 10% 5% De c 97 - 5% 10% 35% 15% 40% - 10% — — 20% - 5% N o v 97 - 5% 5% 40% 15% 30% - 5% — 5% 25% - 10% Oc t 97 — — 40% 30% 15% - 5% — 5% 15% — S e p 97

FEB R UA R Y 2024 | J . P . Mo rg an Multi - Asset Ind e x The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) — 5% 40% 25% 15% - 10% 5% 10% 10% — A u g 97 — 5% 40% 10% 35% - 5% — 15% - 10% 10% Ju l 97 — 10% 35% 20% 35% - 10% — 10% - 10% 10% Ju n 97 5% 5% 40% 35% 15% - 10% 5% 10% - 10% 5% M a y 97 — 5% 40% 30% 20% - 10% — 10% - 10% 15% Ap r 97 5% 5% 40% 30% 20% - 10% — 10% - 10% 10% Ma r 97 5% 5% 40% 5% 40% - 10% - 5% 10% — 10% F e b 97 20% 5% 40% — 30% - 5% - 5% 15% - 10% 10% Ja n 97 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% 5% 35% 25% 15% - 10% 5% 5% - 10% 25% De c 96 10% 10% 40% 20% — - 10% 5% 10% — 15% N o v 96 15% 15% 40% 20% 5% - 10% — 5% — 10% Oc t 96 10% 10% 40% 40% - 10% - 10% 10% — - 10% 20% S e p 96 10% 15% 40% 35% — - 10% 10% - 5% - 10% 15% A u g 96 5% 5% 40% 25% — - 10% 15% — 10% 10% Ju l 96 10% 5% 40% 20% — - 10% 10% — 30% - 5% Ju n 96 10% 5% 30% 5% 20% - 10% 10% 5% 30% - 5% M a y 96 10% 10% 40% 5% 5% - 10% 10% 10% 15% 5% Ap r 96 — 5% 40% 5% 20% - 10% 10% — 15% 15% Ma r 96 5% — 25% 40% - 10% 10% 5% 5% - 10% 30% F e b 96 - 10% 15% 40% 30% - 10% 15% 5% - 10% — 25% Ja n 96 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) - 10% 10% 40% 25% 15% - 10% 5% - 5% - 10% 40% De c 95 - 10% 10% 40% 25% — 15% 5% - 10% — 25% N o v 95 - 10% 5% 35% 35% 20% - 10% 5% - 10% 15% 15% Oc t 95 - 5% 10% 30% 30% 15% - 5% 5% - 10% 40% - 10% S e p 95 5% 5% 40% 5% 30% - 5% - 5% — 35% - 10% A u g 95 10% 5% 35% - 10% 10% 30% — - 5% 35% - 10% Ju l 95 — 10% 40% — 40% — - 5% - 5% 5% 15% Ju n 95 10% 10% 35% — 20% — — - 5% - 10% 40% M a y 95 5% 10% 40% 15% 25% - 5% — - 10% - 10% 30% Ap r 95 10% 10% 40% — 35% - 10% - 5% — - 10% 30% Ma r 95 15% 10% 40% 10% 25% - 10% - 5% — - 10% 25% F e b 95 5% 5% 40% 20% 15% - 10% 15% - 5% - 10% 25% Ja n 95 Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 15% 10% 40% 5% 30% - 10% — 5% - 10% 15% De c 94 20% — 35% — 25% - 10% 5% - 5% - 10% 40% N o v 94 20% — 40% - 10% 30% - 10% — 5% — 25% Oc t 94 15% — 30% - 10% 40% - 10% 5% 5% — 25% S e p 94

FEB R UA R Y 2024 | J . P . Mo rg an Multi - Asset Ind e x The Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance of the Index using the hypothetical backtested performance of some the Constituents from February 22 , 1994 through November 26 , 2021 and actual performance of the Constituent from November 29 , 2021 through November 17 , 2022 and actual performance of the Index using actual performance of the Index from November 18 , 2022 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . PAST ALLOCATIONS TO CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Alternatives F i x ed In c ome Equities Unite d S tates Unite d S tates Oil Japan (Medium - term (Long - term Unite d S tates Unite d S tates P r eciou s Metals (B r e n t Crude (10 - y ea r JGB Germany U. S . T r easu ry U. S . T r easu ry Japan Germany (Russel l 2000 (S& P 500 (Gol d F utu r es) Oi l F utu r es) Futures) ( E u r o - Bun d F utu r es) Not e F utu r es) Not e F utu r es) ( T OPI X F utu r es) ( D A X F utu r es) Futures) Futures) 5% 10% 35% 10% 30% - 10% 5% 5% - 10% 20% A u g 94 10% 5% 40% - 5% 40% - 5% 10% 5% - 10% 10% Ju l 94 15% — 40% — 40% - 10% 5% 10% - 5% 5% Ju n 94 15% — 35% — 40% — 5% 5% - 10% 10% M a y 94 20% — 20% - 5% 40% 5% 5% 5% 15% - 5% Ap r 94 15% - 5% 25% - 10% 40% 25% 5% 5% 5% - 5% Ma r 94

FEB R UA RY 2024 | J . P . Mo r g an Multi - Asset Ind e x S elected Risks Our affiliate, J.P. Morgan Securities LLC (“JPMS”), is the sponsor and the calculation agent of the Index and may adjust the Index in a way that affects its level. The Index is an “excess return” index and not a “total return” index because the Constituents do not reflect interest that could be earned on funds notionally committed to the trading of futures contracts. Th e Ind e x i s subje c t t o a 1.00 % pe r annu m dail y dedu c tion. The Index may not be successful or outperform any alternative strategy that might be employed in respect of the Constituents. The Index may not approximate its initial volatility threshold. The Index was established on November 18, 2022 and has a limited operating history. There are risks associated with the Index’s momentum investment strategy. The Index may perform poorly at times when the phase of the market cycle is changing or during periods characterized by short - term volatility. The Index comprises notional assets and liabilities. There is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest. The investment strategy used to construct the Index involves regular rebalancing and weighting constraints that are applied to the Constituents. No assurance can be given that the investment strategy used to construct the Index will outperform any alternative investment in the Constituents. A significant portion of the Index’s exposure may be allocated to the Bond Constituents. Concentration risks associated with the Index may adversely affect the value of investments linked to the Index. Each Constituent is subject to significant risks associated with the underlying futures contracts. There are risks associated with correlation between the performances of the Constituents. If the performances of the Constituents become highly correlated during periods of negative performance, Index performance may be adversely impacted. Because the Index may include notional short positions, there may be additional risks. Each Constituent composing the Index may be replaced by a substitute constituent upon the occurrence of certain extraordinary events. Suspensions or disruptions of market trading in the underlying futures contracts may adversely affect the value of investments linked to the Index. The Index is subject to risks associated with non - U.S. securities markets (including currency exchange risk), fixed income securities (including interest - rate related risks), small capitalization stocks and risks associated with investments in futures contracts (which, particularly in the case of commodities futures contracts, may be subject to legal and regulatory uncertainty). An increase in the margin requirements for the underlying futures contracts included in the Constituents may adversely affect the level of that Constituent. The Index may in the future include underlying futures contracts that are not traded on regulated futures exchanges. Negative roll returns associated with the underlying futures contracts constituting the Constituents may adversely affect the performance of the Constituents and the value of investments linked to the Index. The Index should not be compared to any other index or strategy sponsored by any of our affiliates and cannot necessarily be considered a revised, enhanced or modified version of any other J . P . Mo r g an ind e x. The risks identified above are not exhaustive. You should also review carefully the related “Risk Factors” section in the prospectus supplement and the relevant product supplement and underlying supplement and the “Selected Risk Considerations” in the relevant pricing supplement. Disclaimer Impo r ta n t Inf orma tion The information contained in this document is for discussion purposes only . Any information relating to performance contained in these materials is illustrative and no assurance is given that any indicative returns, performance or results, whether historical or hypothetical, will be achieved . All information herein is subject to change without notice, however, J . P . Morgan undertakes no duty to update this information . In the event of any inconsistency between the information presented herein and any offering document, the offering document shall govern . Use of h ypothetic al ba ck tested r eturns Any backtested historical performance and weighting information included herein is hypothetical . The constituent may not have traded in the manner shown in the hypothetical backtest of the Index included herein, and no representation is being made that the Index will achieve similar performance . There are frequently significant differences between hypothetical backtested performance and actual subsequent performance . The results obtained from backtesting information should not be considered indicative of the actual results that might be obtained from an investment in notes referencing the Index . J . P . Morgan provides no assurance or guarantee that notes linked to the Index will operate or would have operated in the past in a manner consistent with these materials . The hypothetical historical levels presented herein have not been verified by an independent third party, and such hypothetical historical levels have inherent limitations . Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate . Actual results will vary, perhaps materially, from the hypothetical backtested returns and allocations presented in this document . HISTORICAL AND BACKTESTED PERFORMANCE AND ALLOCATIONS ARE NOT INDICATIVE OF FUTURE RESULTS . Use of altern a ti v e per f ormanc e The information provided herein uses “backtesting” and considers other hypothetical circumstances to estimate how the Index may have performed and how Basket Constituents may have been allocated prior to the actual existence of the Index . Prior to the availability of the WM/Reuters Closing Spot Rates, alternative prices were used for FX rates . For the U . S . Equity Constituents, prior to the existence of the current relevant equity index futures contract series, alternative relevant equity index futures contract series with the same equity reference index were used . Investment suitability must be determined individually for each investor, and investments linked to the Index may not be suitable for all investors . This material is not a product of J . P . Morgan Research Departments . The WM/Reuters Closing Spot Rates provided by Thomson Reuters (“TR”) . TR shall not be liable for any errors in or delays in providing or making available the data contained within this service or for any actions taken in reliance on the same, except to the extent that the same is directly caused by its or its employees’ negligence . Copyright © 2024 JPMorgan Chase & Co . All rights reserved . For additional regulatory disclosures, please consult : www . jpmorgan . com/disclosures . Information contained on this website is not incorporated by reference in, and should not be considered part of, this document . This monthly update document replaces and supersedes all prior written materials of this type previously provided with respect to the Index .